UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/17/2007

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01. Other Events

On May 17, 2007, Genaera Corporation (the “Company”) issued a press release announcing the results of its Annual Meeting of Stockholders held on May 17, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 17, 2007, the Company issued a press release announcing that dosing of subjects has begun in study MSI-1436C-101, the Phase 1, first-in-man study of trodusquemine. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated May 17, 2007 - “Genaera Corporation’s Annual Stockholder Meeting Results.”

99.2	Press release of the Company dated May 17, 2007 - “Genaera Corporation Begins Dosing in Phase 1 Trial of Obesity Compound Trodusquemine.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: May 21, 2007	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated May 17, 2007 - “Genaera Corporation’s 2007 Annual Stockholder Meeting Results.”

EX-99.2	Press release of the Company dated May 17, 2007 - “Genaera Corporation Begins Dosing in Phase 1 Trial of Obesity Compound Trodusquemine.”